UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

USBC, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-37479	90-0273142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 E 2nd Street, 15th Floor, Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

775-239-7673
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	USBC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2025, USBC, Inc. (the “Company”) and Kirk Chapman mutually agreed that Mr. Chapman would depart from his position as Chief Operating Officer, effective immediately. Mr. Chapman has been instrumental in helping to establish the early foundations of USBC.  The departure was not the result of any disagreement with the Company on any matter related to the Company’s operations, policies or practices.  The team is grateful for Mr. Chapman’s contributions and wishes him well on his future endeavors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 11, 2025, the Company filed with the Secretary of State of the State of Nevada certificates of withdrawal to terminate the designations for the Company’s Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, and Series H Convertible Preferred Stock. At the time of the filing, no shares of these preferred stock series were outstanding. The withdrawal became effective immediately upon filing and deleted the related provisions from the Company’s Restated Articles of Incorporation.

The foregoing descriptions of the certificates of withdrawal are not complete and are subject to and qualified in their entirety by reference to such applicable certificate of withdrawal, copies of which are attached to this Current Report on Form 8-K as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate, Amendment or Withdrawal of Designation, relating to the Series C Preferred Stock, filed with the Secretary of State of Nevada on December 11, 2025.
3.2	Certificate, Amendment or Withdrawal of Designation, relating to the Series D Preferred Stock, filed with the Secretary of State of Nevada on December 11, 2025.
3.3	Certificate, Amendment or Withdrawal of Designation, relating to the Series H Preferred Stock, filed with the Secretary of State of Nevada on December 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USBC, INC.

Date: December 17, 2025	By:	/s/ Kitty Payne
	Name:	Kitty Payne
	Title:	Chief Financial Officer